UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material pursuant to §240.14a-12

Five Star Bancorp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

www.investorvote.com/FSBC Step 1: Go to www.investorvote.com/FSBC. Step 2: Click on the icon on the right to view proxy materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/FSBC or scan the QR code — login details are located in the shaded bar below. The Sample Company Shareholder Meeting Notice 03MI7C + + Important Notice Regarding the Availability of Proxy Materials for the Five Star Bancorp 2022 Annual Meeting of Shareholders to be Held on May 19, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2022 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side of this Notice of Internet Availability of Proxy Materials. Your vote is important! This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Proxy Card, and Annual Report on Form 10-K for the year ended December 31, 2021 are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side of this Notice of Internet Availability of Proxy Materials on or before May 9, 2022 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 A.M., Pacific Time, on May 19, 2022. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a paper or email copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current proxy materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice of Internet Availability of Proxy Materials when requesting a copy of the Proxy Statement, Proxy Card, and Annual Report on Form 10-K. — Internet – Go to www.investorvote.com/FSBC. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Five Star Bancorp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice of Internet Availability of Proxy Materials, and state whether you want a paper or email copy of the proxy materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 9, 2022. Five Star Bancorp 2022 Annual Meeting of Shareholders will be held on Thursday May 19, 2022 at The Sutter Club, 1220 9th Street, Sacramento, CA 95814, at 4:30 p.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of 12 Directors to serve until the next annual meeting and their successors are elected and qualified: 01 - Larry E. Allbaugh 02 - James E. Beckwith 03 - Shannon Deary-Bell 04 - Warren P. Kashiwagi 05 - Donna L. Lucas 06 - David J. Lucchetti 07 - David F. Nickum 08 - Robert T. Perry-Smith 09 - Kevin F. Ramos 10 - Randall E. Reynoso 11 - Judson T. Riggs 12 - Leigh A. White 2. Amendment of Five Star Bancorp's Bylaws to Change Range of Board of Directors 3. Ratification of Selection of Moss Adams LLP as Five Star Bancorp's Independent Registered Public Accounting Firm for fiscal year 2022 4. Attend to any other business properly presented at the meeting PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper or email copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice